UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 26, 2005

CHINA KANGTAI CACTUS BIO-TECH INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-33097	87-0650263
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

No. 99 Taibei Road
Limin Economy and Technology Developing District
Harbin, P. R. C.
Zip Code: 150025
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code    86-451-57351189-126

INVESTNET, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On August 26, 2005, China Kangtai Cactus Bio-Tech Inc. (the “Company”) issued 14,248,395 of its restricted shares of common stock, $.001 par value (“Common Stock”) to certain holders of a promissory note that the Company issued on May 13, 2005 in exchange for 88% of the issued and outstanding common stock of China Kangtai Cactus Bio-Tech Company Limited (the “Promissory Note”).  The Promissory Note was either 1) due on October 28, 2005 for $8,070,000 plus accrued interest on the outstanding principal amount at 5% per annum, or 2) convertible at the option of the holders at any time, provided there were enough shares available and after a (1:70) reverse stock split (the “Reverse Stock Split”) of the Company’s Common Stock.  The Company completed the Reverse Stock Split on August 25, 2005 and the holders exercised their option to convert the Promissory Note on August 26, 2005.  The 14,248,395 shares of Common Stock issued to the holders of the Promissory Note represents approximately 83.3% of the Company’s Common Stock.  The Promissory Note has been effectively cancelled and the conversion of the Promissory Note is an extinguishment of the Company’s debt.

The issuances above were effected under Section 4(2) of the Securities Act of 1933, as amended, and appropriate legends were affixed to the share certificates and other instruments issued in such transaction.

Item 8.01	Other Events

On August 31, 2005, the Company issued a press release to announce that it had changed its name and trading symbol and completed its reverse merger transaction. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

4.1	Convertible Promissory Note issued by the Company to China Kangtai Cactus Bio-Tech Company Limited or its designees due on or before October 28, 2005 for the principal sum of $8,070,000.

99.1	Press release of China Kangtai Cactus Bio-Tech Inc. dated August 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA KANGTAI CACTUS BIO-TECH INC.

	By:	/s/ Hong Bu
	Name:	Hong Bu
	Title:	Chief Financial Officer

Date: September 1, 2005

Exhibit Index

Exhibit No.	Description
EX-4.1

Convertible Promissory Note issued by the Company to China Kangtai Cactus Bio-Tech Company Limited or its designees due on or before October 28, 2005 for the principal sum of $8,070,000 (incorporated by reference from the Company’s Form 8-K/A filed with the SEC on May 24, 2005).

EX-99.1	Press release of China Kangtai Cactus Bio-Tech Inc. dated August 31, 2005, filed herewith.